As filed with the Securities and Exchange Commission on December 20, 2004

Registration No. 333-80825

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

SEC File No 811-09389

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 16	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 23	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC LIFE & ANNUITY COMPANY

(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY

(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-3743
(Depositor’s Telephone Number, including Area Code)

Diane N. Ledger
Vice President
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on December 30, 2004 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on __________________, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under Pacific Select Exec II-NY Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

(Included in Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-6, Accession No. 0000892569-04-000502, as filed on April 23, 2004, and incorporated by reference herein.)

Supplement to Prospectus Dated May 1, 2004 for
Pacific Select Exec II-NY Flexible Premium Variable Life Insurance Policy
and Pacific Select Estate Preserver-NY Last Survivor Flexible Premium Variable
Life Insurance Policies (each a “policy”)
Issued by Pacific Life & Annuity Company

The name of the I-Net TollkeeperSM portfolio is changing
Effective February 1, 2005, the I-Net Tollkeeper PortfolioSM will change its name to the Concentrated Growth Portfolio. All references to the I-Net Tollkeeper portfolio, investment option or variable account are changed to Concentrated Growth portfolio, investment option or variable account.

Fee tables is amended
Effective February 1, 2005, the following replaces Total annual Pacific Select Fund operating expenses:

Total annual fund operating expenses
This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2003.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.30	1.29

[1] Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses. The expense information has been restated to reflect fees that will be effective on February 1, 2005.

To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses; other expenses not incurred in the ordinary course of business; and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.l0% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2005.

Supplement dated December 30, 2004

How premiums work:Allocating your premiums is changed

Portfolio optimization is an asset allocation service that Pacific Life offers at no additional charge for use within your policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your policy, portfolio optimization can help with decisions about how you should allocate your accumulated value among available investment options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.

For more information on Pacific Life’s role as investment adviser for the portfolio optimization service, please contact us to obtain a copy of the brochure from Pacific Life’s Form ADV, the SEC investment adviser registration form.
Allocating your premiums: Portfolio optimization is replaced:

Portfolio optimization
The service. As part of Pacific Life’s portfolio optimization service, Pacific Life has developed several asset allocation models (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your net premium payment or accumulated value that is not currently included in your model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the investment options within your model will be rebalanced.

Pacific Life serves as investment adviser for the portfolio optimization service in connection with the development of the portfolio optimization models and periodic updates of the models. On a periodic basis (typically annually) or when Pacific Life believes appropriate, the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, Pacific Life instructs us to automatically reallocate your accumulated value or net premium payments, as applicable, in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to Pacific Life, unless you instruct it otherwise. In developing and periodically updating the portfolio optimization models, Pacific Life currently relies on recommendations from an independent third-party analytical firm. Pacific Life may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

Pacific Life offers five asset allocation models, each comprised of a carefully selected combination of investment options (reflecting the underlying portfolios of Pacific Select Fund).	The portfolio optimization models. Development of the portfolio optimization models is a two-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available investment options (reflecting the underlying portfolios of Pacific Select Fund) can be used to implement the asset class level allocations. The investment options are selected by evaluating the asset classes represented by the underlying portfolios and combining investment options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, investment options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and investment options may be added to a model (including investment options not currently available), or investment options may be deleted from a model.

When your portfolio optimization model is updated, Pacific Life instructs us to automatically reallocate your accumulated value and any subsequent net premium payments in accordance with any changes to the model you have selected. This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent net premium payments will be automatically reallocated among the investment options in your updated model (independently of any automatic rebalancing you may have selected). Pacific Life requires that you grant Pacific Life discretionary investment authority to periodically instruct us to reallocate your accumulated value and any subsequent net premium payments in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization. If your policy was purchased through Smith Barney, now known as Citigroup Global Markets Inc., or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model after the annual analysis.

When Pacific Life updates the portfolio optimizations models, we will send you written notice of the updated models at least 30 days in advance of the date Pacific Life intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your accumulated value and any subsequent net premium payments will be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.

Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances.

You may change to a different model at any time with a proper written request or by telephone or electronic instructions provided your completed telephone and electronic authorization form is on file with us.	Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither PL&A nor Pacific Life will make this decision. You should consult with your registered representative on this decision. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by Pacific Life, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on the Pacific Life website. While the information from the Pacific Life website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and PL&A and Pacific Life bear no responsibility for this decision.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your accumulated value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes. Model performance is dependent upon the performance of the component investment options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

Pacific Life may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to Pacific Life than another portfolio, and provide Pacific Life with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, Pacific Life may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, Pacific Life monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios are analyzed by the independent third party analytical firm. Pacific Life does not dictate to the third party analytical firm the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). Pacific Life believes its reliance on recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for Pacific Life to be influenced by these competing interests, but there can be no assurance of this.

Pacific Life is under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.

Your investment options is changed	Effective January 1, 2005, the disclosure regarding the Growth LT portfolio in the chart under Variable investment options is replaced with:

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Effective February 1, 2005, the disclosure regarding the I-Net Tollkeeper portfolio in the chart under Variable investment options is replaced with:

Concentrated Growth	Long-term growth of capital.	Equity securities selected for their growth potential.	Goldman Sachs Asset Management, L.P.

If you do not wish to remain in the I-Net Tollkeeper or Growth LT investment options as a result of either of the above changes, you may make one transfer out of each of these portfolios until March 1, 2005, without such transfer counting towards the calendar year limitation.

Supplement dated December 30, 2004 to the Statement of Additional Information
dated May 1, 2004 for Pacific Select Exec II-NY, Pacific Select Exec III-NY and
Pacific Select Performer 500-NY Flexible Premium Variable Life Insurance Policies
and Pacific Select Estate Preserver-NY Last Survivor Flexible Premium
Variable Life Insurance Policy (each a “policy”)
Issued by Pacific Life & Annuity Company

The following pages are added to the SAI.

INDEPENDENT AUDITORS’ REPORT

Pacific Life & Annuity Company:

We have audited the accompanying statements of financial condition of Pacific Life & Annuity Company (the Company) as of December 31, 2003 and 2002, and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 13 to the financial statements, on November 29, 2004, the Company signed a definitive agreement to sell their group insurance business to PacifiCare Health Systems, Inc. (PacifiCare). The proposed transaction is structured as a coinsurance arrangement, with the Company ceding to PacifiCare future premiums received for their existing group insurance business and with PacifiCare assuming future claim liabilities. PacifiCare will also obtain renewal rights for the existing business as of the closing date.

DELOITTE & TOUCHE LLP

Costa Mesa, CA
February 23, 2004, except for Note 13, as to which the date is December 6, 2004.

PLA - 1

Pacific Life & Annuity Company

STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2003	2002
	(In Thousands)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$721,691	$532,209
Equity securities available for sale, at estimated fair value	3,487	7,132
Trading securities, at estimated fair value	13,159	55,999
Mortgage loans	55,042	14,013
Policy loans	1,348	908
Other investments	69,744	62,661

TOTAL INVESTMENTS	864,471	672,922
Cash and cash equivalents	125,051	140,957
Deferred policy acquisition costs	21,023	6,795
Premiums receivable	16,003	24,160
Accrued investment income	8,444	7,445
Other assets	17,867	13,519
Separate account assets	166,677	25,966

TOTAL ASSETS	$1,219,536	$891,764

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$486,580	$415,113
Policyholder account balances	166,391	66,753
Accounts payable	23,508	26,899
Other liabilities	37,487	41,546
Separate account liabilities	166,677	25,966

TOTAL LIABILITIES	880,643	576,277

Commitments and contingencies (Note 12)
Stockholder’s Equity:
Common stock - $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,552	134,716
Retained earnings	174,620	160,150
Accumulated other comprehensive income	26,821	17,721

TOTAL STOCKHOLDER’S EQUITY	338,893	315,487

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,219,536	$891,764

See Notes to Financial Statements

PLA - 2

Pacific Life & Annuity Company

STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2003	2002	2001
	(In Thousands)
REVENUES
Insurance premiums	$1,011,295	$1,013,011	$689,247
Policy fees	4,795	2,391	1,415
Net investment income	59,192	31,619	27,901
Net realized investment gain (loss)	(18,135)	(3,263)	4,477
Other income	1,710	1,473	1,876

TOTAL REVENUES	1,058,857	1,045,231	724,916

BENEFITS AND EXPENSES
Policy benefits paid or provided	825,175	818,566	542,423
Interest credited to policyholder account balances	5,477	3,655	3,398
Commission expenses	68,577	64,209	44,657
Operating expenses	140,295	127,657	104,189

TOTAL BENEFITS AND EXPENSES	1,039,524	1,014,087	694,667

INCOME BEFORE PROVISION FOR INCOME TAXES	19,333	31,144	30,249
Provision for income taxes	4,863	9,775	7,679

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	14,470	21,369	22,570
Cumulative adjustments due to changes in accounting principles, net of taxes			717

NET INCOME	$14,470	$21,369	$23,287

See Notes to Financial Statements

PLA - 3

Pacific Life & Annuity Company

STATEMENTS OF STOCKHOLDER’S EQUITY

				Accumulated Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income	Total
	(In Thousands)
BALANCES, JANUARY 1, 2001	$2,900	$134,607	$115,494	$2,472	$255,473
Comprehensive income:
Net income			23,287		23,287
Unrealized gain on derivatives and securities available for sale, net				2,044	2,044

Total comprehensive income					25,331
Other equity adjustments		109			109

BALANCES, DECEMBER 31, 2001	2,900	134,716	138,781	4,516	280,913
Comprehensive income:
Net income			21,369		21,369
Unrealized gain on derivatives and securities available for sale, net				13,205	13,205

Total comprehensive income					34,574

BALANCES, DECEMBER 31, 2002	2,900	134,716	160,150	17,721	315,487
Comprehensive income:
Net income			14,470		14,470
Unrealized gain on derivatives and securities available for sale, net				9,100	9,100

Total comprehensive income					23,570
Other equity adjustments		(164)			(164)

BALANCES, DECEMBER 31, 2003	$2,900	$134,552	$174,620	$26,821	$338,893

See Notes to Financial Statements

PLA - 4

Pacific Life & Annuity Company

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2003	2002	2001
	(In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$14,470	$21,369	$23,287
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(3,675)	(4,160)	(3,229)
Depreciation and other amortization	1,413	1,941	1,771
Deferred income taxes	(6,623)	703	355
Net realized investment (gain) loss	18,135	3,263	(4,477)
Net change in deferred policy acquisition costs	(14,228)	(5,429)	(909)
Interest credited to policyholder account balances	5,477	3,655	3,398
Change in trading securities	42,840	6,687	(3,416)
Change in premiums receivable	8,157	(2,403)	(791)
Change in accrued investment income	(999)	(1,109)	(2,607)
Change in future policy benefits	71,467	155,389	85,100
Change in accounts payable	(3,391)	4,525	10,431
Change in other assets and liabilities	(7,689)	(7,209)	22,890

NET CASH PROVIDED BY OPERATING ACTIVITIES	125,354	177,222	131,803

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(313,916)	(188,357)	(196,908)
Sales	39,713	2,320	10,670
Maturities and repayments	82,575	37,771	34,127
Repayments of mortgage loans	1,400	369	583
Purchases of mortgage loans	(43,175)
Change in policy loans	(440)	(863)	(45)
Other investing activity, net	(1,578)	5,311	(3,395)

NET CASH USED IN INVESTING ACTIVITIES	(235,421)	(143,449)	(154,968)

(Continued)

See Notes to Financial Statements

PLA - 5

Pacific Life & Annuity Company

STATEMENTS OF CASH FLOWS

(Continued)

	Years Ended December 31,
	2003	2002	2001
	(In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$114,162	$19,690	$44,053
Withdrawals	(20,001)	(20,900)	(3,457)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	94,161	(1,210)	40,596

Net change in cash and cash equivalents	(15,906)	32,563	17,431
Cash and cash equivalents, beginning of year	140,957	108,394	90,963

CASH AND CASH EQUIVALENTS, END OF YEAR	$125,051	$140,957	$108,394

SUPPLEMENTAL SCHEDULE OF NON CASH OPERATING AND INVESTING ACTIVITIES
Changes due to securities reclassified as a result of the adoption of SFAS
No. 138 (Note 1)
Increase in trading securities			$59,270
Decrease in fixed maturity securities			$59,270

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$18,424	$15,297	($10,157)

See Notes to Financial Statements

PLA - 6

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life & Annuity Company (PL&A) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life). PL&A provides benefit programs to employers and other benefit plan sponsors throughout the United States and offers medical, dental, life, and other ancillary coverage to small and mid-size employers, as well as flexible funding arrangements for labor management and union trusts. In addition, stop loss products are sold through Pacific Life and companion group life insurance is sold through PL&A to self-funded plan sponsors. PL&A also markets and distributes variable universal life insurance, structured settlement annuities, guaranteed interest contracts (GICs), and variable annuities.

PL&A is licensed to sell certain of its products in the state of New York. In 2000, PL&A began selling variable universal life insurance and institutional products and services. Variable annuity products and term insurance were sold beginning in 2002 and 2003, respectively.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). PL&A prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining liabilities for future policy benefits, investment valuation, including other than temporary impairments, derivative valuation and deferred policy acquisition costs (DAC). Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2003 financial statement presentation. RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

During the year ended December 31, 2001, PL&A adopted Financial Accounting Standard Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities — an amendment of SFAS No. 133, and Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. As a result, during the year ended December 31, 2001, PL&A recorded an increase to net income of $0.7 million, net of taxes, as a cumulative adjustment due to changes in accounting principles. Additionally, upon adoption, PL&A recorded a decrease to accumulated other comprehensive income (OCI) of $0.8 million, net of taxes, and transferred $59.3 million of fixed maturity securities available for sale into the trading category, which resulted in a reclassification of unrealized losses of $0.3 million, net of taxes, from accumulated OCI into net realized investment gain (loss) during the year ended December 31, 2001.

Effective January 1, 2003, PL&A adopted FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires certain guarantees that are issued or modified after

PLA - 7

December 31, 2002, to be initially recorded on the statement of financial condition at fair value. Adoption of FIN 45 did not have a material impact on PL&A’s financial statements (Note 12).

Effective January 1, 2003, PL&A adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement and reporting of costs associated with exit and disposal activities, after January 1, 2003, including restructuring activities. SFAS No. 146 establishes a change in the requirements for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 now requires these liabilities to be recognized when actually incurred. Adoption of SFAS No. 146 did not have a material impact on PL&A’s financial statements.

Effective June 1, 2003, PL&A adopted SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. Adoption of SFAS No. 150 did not have a material impact on PL&A’s financial statements.

Effective July 1, 2003, PL&A adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003. Adoption of SFAS No. 149 did not have a material impact on PL&A’s financial statements.

Effective October 1, 2003, PL&A adopted the FASB Derivatives Implementation Group (DIG) SFAS No. 133 Implementation Issue No. B36 (DIG B36), Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. DIG B36 establishes the criteria for the bifurcation of an instrument into a debt host contract and an embedded credit derivative such as a debt instrument that incorporates credit exposure of an entity unrelated to the issuer. DIG B36 requires that the third party credit exposure be separated from the host contract and separately accounted for as a derivative. Adoption of DIG B36 did not have a material impact on PL&A’s financial statements.

Effective February 1, 2003, PL&A adopted FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of ARE No. 51. FIN 46 requires that Variable Interest Entities (VIE) be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE’s activities, or is entitled to receive a majority of the entity’s residual returns or both. FIN 46 also requires disclosures about VIEs that companies are not required to consolidate but in which a company has a significant variable interest. Adoption of FIN 46 did not have a material impact on PL&A’s financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB issued FIN 46 (revised December 2003) Consolidation of Variable Interest Entities, an Interpretation of ARE No. 51 (FIN 46R). FIN 46R replaced FIN 46 and clarified the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The consolidation requirements for PL&A’s VIEs created or acquired prior to December 31, 2003, will apply in the first fiscal year or interim period beginning December 15, 2004.

PL&A is currently assessing application of FIN 46R as it relates to PL&A’s investments and activities in VIEs, which were created or acquired prior to December 31, 2003. The total assets and liabilities for PL&A’s asset and mortgage-backed securities that may be subject to FIN 46R are currently not available. The carrying amount is $82.7 million as of December 31, 2003.

PLA - 8

As part of PL&A’s investment strategy, PL&A purchases primarily investment grade beneficial interests in asset and mortgage-backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which is collateralized by financial assets including corporate debt, equipment, and real estate mortgages. PL&A has not guaranteed the performance, liquidity or obligations of the SPEs and PL&A’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted for in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts, which is effective for financial statements for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain non-traditional long-duration contracts, including accounting for contracts that contain death or other insurance benefit features, and for separate accounts. For contracts classified as insurance contracts that have amounts assessed against contract holders for the insurance benefit feature that are assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including guaranteed minimum death benefits and guaranteed minimum income benefits, a liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. For contracts where sales inducements are offered, the costs of such inducements that meet specified criteria must be separately reported, capitalized and amortized over the life of the contracts using the same methodology as used for amortizing DAC. PL&A is currently evaluating the impact of adopting SOP 03-1 on its financial statements.

During 2003, the EITF discussed EITF Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. Under EITF No. 03-01, the EITF is developing an impairment model for certain investments classified as either available for sale or held to maturity under SFAS No. 115, and investments accounted for under the cost method or the equity method. The EITF has not reached a consensus on a final impairment model. In November 2003, the EITF stated that certain quantitative and qualitative disclosures are required for all debt and marketable equity securities classified as available for sale or held to maturity under SFAS No. 115 where the estimated fair value exceeds the carrying value at the statement of financial condition date, but for which an other than temporary impairment has not been recognized. The disclosure requirements are effective for fiscal years ending after December 15, 2003, which PL&A has adopted as of December 31, 2003.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, PL&A recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. For variable rate and impaired securities, the investment is adjusted over the remaining life of the security. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Accrual of income is suspended for fixed maturity securities when receipt of interest payments is in doubt.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves provided by a major independent data service which determines the discount yield based upon the security’s

PLA - 9

weighted average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows. As of December 31, 2003, 83% of the estimated fair values of fixed maturity securities were obtained from independent pricing services, 13% from the above described matrix and 4% from other sources.

PL&A assesses whether other than temporary impairments have occurred based upon PL&A’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the statement of financial condition date are subjected to PL&A’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. PL&A considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in PL&A’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by PL&A in the impairment evaluation process include, but are not limited to, the following:

•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer

Also, PL&A estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). PL&A includes other than temporary impairment write-downs in net realized investment gain (loss).

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint venture interests and derivative instruments. Partnership and joint venture interests where PL&A does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, changes in the estimated fair value of the derivative is recorded in OCI and is recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of cash collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

PLA - 10

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives hedging securities, these amounts are included in net investment income. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income over the remaining life of the hedged item. For all hedging relationships, if the hedged item is disposed, the gains and losses on the related derivatives are recognized immediately in net realized investment gain (loss).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2003 and 2002, the carrying value of DAC was $21.0 million and $6.8 million, respectively.

For variable universal life and investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to term insurance policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Regular evaluations of EGPs are made to determine if actual experience or other evidence suggests that modeling assumptions should be revised. Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, interest spreads and mortality margins. Of these assumptions, PL&A anticipates that investment returns are most likely to impact the rate of DAC amortization for variable annuities. For life insurance, deviations in any of the significant assumptions may impact DAC amortization. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. Revisions to the assumptions could also result in an impairment of DAC and a charge to expense if the present value of EGPs is less than the outstanding DAC balance as of the valuation date. All critical assumptions utilized to develop EGPs are routinely evaluated and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

PLA - 11

Components of DAC are as follows:

	Years Ended December 31,
	2003	2002	2001
	(In Thousands)
Balance, January 1	$6,795	$1,366	$457

Additions:
Capitalized during the year	15,110	5,488	1,921

Amortization:
Allocated to commission expenses	(817)	(44)	(587)
Allocated to operating expenses	(423)	(15)	(425)
Allocated to OCI, net unrealized gains	358

Total amortization	(882)	(59)	(1,012)

Balance, December 31	$21,023	$6,795	$1,366

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on variable universal life and investment-type contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 3.00% to 6.95% during 2003, 2002 and 2001.

FUTURE POLICY BENEFITS

Structured settlement annuity reserves are based on the present value of benefits and expenses using pricing assumptions. Interest rate assumptions ranged from 3.01% to 7.74% for 2003, 2002 and 2001.

Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on PL&A’s historical claims development patterns and other actuarial assumptions.

Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods. Interest rate assumptions ranged from 2.75% to 6.00% for 2003, 2002 and 2001.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, primarily on group health contracts, annuity contracts with life contingencies and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for variable universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy

PLA - 12

benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

REINSURANCE

PL&A has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality and morbidity risks. To the extent that the assuming companies become unable to meet their obligations under these agreements, PL&A remains contingently liable. Amounts receivable from reinsurers for reinsurance of future policy benefits and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with and under the control of PL&A.

DEPRECIATION AND AMORTIZATION

Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 10 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

PL&A is taxed as an insurance company for Federal income tax purposes. PL&A is included in the consolidated Federal income tax return of Pacific Mutual Holding Company, PL&A’s ultimate parent, and is allocated an expense or benefit based principally on the effect of including its operations in the consolidated return. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts include variable annuity and life contracts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 3, 4 and 5, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts PL&A could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

PLA - 13

2.	STATUTORY RESULTS

PL&A prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for PL&A as compared to the amounts reported as stockholder’s equity and net income included on the accompanying financial statements:

	December 31,
	2003	2002
	(In Thousands)
Statutory capital and surplus	$271,882	$266,998
Accumulated other comprehensive income	26,821	17,721
Deferred policy acquisition costs	20,665	6,795
Non-admitted assets	18,853	15,462
Interest maintenance reserve	7,438	1,142
Statutory net unrealized losses	1,544	1,689
Asset valuation reserve	81	3,889
Deferred income taxes	(3,432)	(2,107)
Insurance and annuity reserves	(3,666)	2,115
Other	(1,293)	1,783

Stockholder’s equity as reported herein	$338,893	$315,487

	Years Ended December 31,
	2003	2002	2001
	(In Thousands)
Statutory net income	$1,165	$22,477	$23,598
Deferred policy acquisition costs	13,870	5,429	909
Deferred income taxes	6,623	(703)	(355)
Interest maintenance reserve	1,114	(69)	(17)
Change in fair value of derivatives	242	8	(1,124)
Change in fair value of trading securities	62	470	(345)
Change in net unrealized losses on joint ventures and partnerships	(2,899)	(5,208)	(3,567)
Insurance and annuity reserves	(5,782)	(283)	939
Other	75	(752)	3,249

Net income as reported herein	$14,470	$21,369	$23,287

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within

PLA - 14

certain levels, each of which requires specified corrective action. As of December 31, 2003 and 2002, PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2003 statutory results, PL&A could pay $21.9 million in dividends in 2004 without prior approval. No dividends were paid during 2003, 2002 and 2001.

3.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. PL&A also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$17,705	$263	$5	$17,963
Obligations of states and political subdivisions	51,951	606	2,006	50,551
Foreign governments	3,179	261		3,440
Corporate securities	528,076	41,067	4,933	564,210
Mortgage-backed and asset-backed securities	85,437	1,007	1,017	85,427
Redeemable preferred stock	100			100

Total fixed maturity securities	$686,448	$43,204	$7,961	$721,691

Total equity securities	$3,043	$499	$55	$3,487

As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$16,511	$792		$17,303
Obligations of states and political subdivisions	20,326	1,061		21,387
Foreign governments	3,135	309		3,444
Corporate securities	441,893	26,346	$5,313	462,926
Mortgage-backed and asset-backed securities	26,089	1,318	358	27,049
Redeemable preferred stock	100			100

Total fixed maturity securities	$508,054	$29,826	$5,671	$532,209

Total equity securities	$6,749	$657	$274	$7,132

PLA - 15

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2003, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
Due in one year or less	$24,484	$840		$25,324
Due after one year through five years	250,787	10,551	$1,499	259,839
Due after five years through ten years	48,779	3,802	185	52,396
Due after ten years	276,961	27,004	5,260	298,705

	601,011	42,197	6,944	636,264
Mortgage and asset backed securities	85,437	1,007	1,017	85,427

Total	$686,448	$43,204	$7,961	$721,691

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturities and equity securities, excluding securities accounted for under EITF Issue No. 99-20, where the estimated fair value had declined and remained below the net carrying amount as of December 31, 2003.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	2	$685	($4)
Obligations of states and political subdivisions	6	32,289	(2,006)
Corporate securities	92	115,766	(4,933)

Total fixed maturity securities	100	148,740	(6,943)
Total equity securities	4	113	(56)

Total	104	$148,853	($6,999)

PLA - 16

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Thousands)			(In Thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	2	$685	($4)
Obligations of states and political subdivisions	6	32,289	(2,006)
Corporate securities	91	110,966	(4,741)	1	$4,800	($192)

Total fixed maturity securities	99	143,940	(6,751)	1	4,800	(192)
Total equity securities	2	13	(15)	2	100	(41)

Total	101	$143,953	($6,766)	3	$4,900	($233)

PL&A has evaluated the temporarily impaired securities determining that PL&A has the ability and intent to hold the securities until recovery.

Major categories of investment income and related investment expenses are summarized as follows:

	Years Ended December 31,
	2003	2002	2001
	(In Thousands)
Fixed maturity securities	$52,828	$28,089	$21,842
Equity securities	102	107	318
Trading securities	1,880	2,954	2,907
Mortgage loans	1,673	532	939
Cash equivalents	1,117	2,483	3,971
Other	2,847	(1,685)	(1,446)

Gross investment income	60,447	32,480	28,531
Investment expense	1,255	861	630

Net investment income	$59,192	$31,619	$27,901

PLA - 17

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2003	2002	2001
	(In Thousands)
Fixed maturity securities
Gross gains on sales	$678	$19	$1,208
Gross losses on sales	(16)
Other than temporary impairments	(18,668)	(2,216)	(30)
Other	232	(51)	597

Subtotal	(17,774)	(2,248)	1,775

Equity securities
Gross gains on sales	983		2,772
Gross losses on sales
Other than temporary impairments	(1,360)	(1,854)	(1,394)
Other	61

Subtotal	(316)	(1,854)	1,378

Mortgage loans	(851)	(45)
Other investments	806	884	1,324

Total	($18,135)	($3,263)	$4,477

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	December 31,
	2003	2002	2001
	(In Thousands)
Available for sale securities:
Fixed maturity	$11,088	$17,577	$4,455
Equity	61	176	(492)

Total	$11,149	$17,753	$3,963

Trading securities	$62	$815	($345)

Realized gains on trading securities held as of December 31, 2003 and 2002 were $0.5 million.

As of December 31, 2003 and 2002, investments in fixed maturity securities of $6.8 million and $6.3 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. Two securities exceed 10% of stockholder’s equity as of December 31, 2003, which include one senior secured investment in the utilities industry and one investment in a senior tranche of a commercial mortgage backed security. The senior secured investment exceeded 10% of stockholder’s equity as of December 31, 2002.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2003, approximately 57% and 27% of the collateral properties were located in Texas and California, respectively.

PLA - 18

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of PL&A’s financial instruments are as follows:

	December 31, 2003		December 31, 2002
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Thousands)
Assets:
Fixed maturity and equity securities (Note 3)	$725,178	$725,178	$539,341	$539,341
Trading securities	13,159	13,159	55,999	55,999
Mortgage loans	55,042	55,153	14,013	14,078
Policy loans	1,348	1,348	908	908
Derivative instruments (Note 5)	475	475	292	292
Cash and cash equivalents	125,051	125,051	140,957	140,957
Liabilities:
Fixed account liabilities	117,998	117,998	15,479	15,479
Guaranteed interest contracts	45,353	45,353	49,541	49,541
Derivative instruments (Note 5)			258	258

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2003 and 2002:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

PLA - 19

FIXED ACCOUNT LIABILITIES

The estimated fair value of fixed account liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

GUARANTEED INTEREST CONTRACTS

The fair value of GICs is estimated using the rates currently offered for deposits with similar remaining maturities.

5.	DERIVATIVES AND HEDGING ACTIVITIES

PL&A utilizes derivative instruments to reduce its exposure to interest rate risk, foreign currency risk, and credit risk. The derivative financial instruments utilized by PL&A include swaps, foreign exchange forward contracts, and exchange traded futures contracts.

PL&A applies hedge accounting by designating derivative instruments as cash flow hedges on the date it enters into a derivative contract. PL&A formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, PL&A specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. PL&A formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. In certain circumstances, hedge effectiveness is assumed because the derivative instruments were constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The notional or contract amounts and estimated fair value of outstanding derivative instruments as of December 31, 2003 and 2002 are as follows:

	Net Assets (Liabilities)
	Notional or	Notional or
	Contract	Contract	Estimated	Estimated
	Amounts	Amounts	Fair Value	Fair Value
	2003	2002	2003	2002
		(In Thousands)
Interest rate swaps	$3,000	$3,000	$181	$270
Credit default swaps	22,000	13,000	294	(93)
Foreign currency forwards	27	6,423		(143)
Interest rate floors, caps, options, and swaptions	89,700
Financial futures contracts	37,500

Total	$152,227	$22,423	$475	$34

CASH FLOW HEDGES

PL&A primarily uses interest rate swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in the benchmark interest rate. These cash flows include those associated with existing assets as well as the forecasted interest cash flows related to anticipated investment purchases. Such anticipated investment purchases are considered probable to occur and are generally completed within 180 days of the inception of the hedge.

PLA - 20

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as PL&A intends to close out open positions prior to expiration.

PL&A has not discontinued any cash flow hedges of anticipated transactions. PL&A did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2003, 2002, and 2001. Over the next 12 months, PL&A anticipates that $0.2 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2003, none of PL&A ‘s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

PL&A enters into credit default swap agreements and foreign currency forward contracts without designating the derivatives as hedging instruments. Credit default swaps involve the receipt or payment of fixed amounts in exchange for the assumption of or protection from potential credit exposure of an underlying security. Foreign exchange forward contracts are commitments to exchange foreign currency denominated payments for U.S. dollar denominated payments at a specific date. Derivatives that are not designated as hedging instruments are entered into primarily to manage exposure to credit risk of fixed maturity securities and foreign currency exposure to investments accounted for under the equity method of accounting.

Net realized investment gain (loss) for the years ended December 31, 2003, 2002, and 2001 include ($0.4) million, ($0.7) million, and $1.7 million, respectively, related to realized gains and losses, changes in estimated fair value, and periodic net settlements on derivative instruments not designated as hedges.

EMBEDDED DERIVATIVES

PL&A also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the statement of financial condition at estimated fair value, with changes in their estimated fair value recorded in net realized investment gain (loss).

In 2003, PL&A began offering a rider available on certain variable annuity contracts that guarantees net principal over a ten year holding period. The estimated fair value of the liability for the rider as of December 31, 2003 is zero. The notional amount is included in the interest rate floors, caps, options and swaptions category in the table above.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of collateral received, if any. PL&A attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for PL&A from derivative contracts is with investment grade counterparties. PL&A has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

PLA - 21

Because exchange traded futures and options are transacted through a regulated exchange and positions are marked to market and settled on a daily basis, PL&A has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. PL&A is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. PL&A currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

The following table summarizes the notional amount and credit exposure for all derivatives for which PL&A has credit exposure to a counterparty as of December 31, 2003:

	Notional	Credit
	Amount	Exposure
	(In Thousands)
AA	$27
A	25,000	$475

Total	$25,027	$475

6.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability of policyholder account balances is as follows:

	December 31,
	2003	2002
	(In Thousands)
Fixed account liabilities	$117,998	$15,479
Guaranteed interest contracts	45,353	49,541
Variable universal life	3,040	1,733

Total	$166,391	$66,753

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2003	2002
	(In Thousands)
Structured settlement annuity reserves	$293,922	$202,934
Group health and life reserves	102,946	112,571
Policy benefits payable	86,335	93,793
Other	3,377	5,815

Total	$486,580	$415,113

PLA - 22

UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The following table provides a reconciliation for the activity in the group health unpaid claims and claim adjustment expenses, which is included in the liability for future policy benefits:

	Years Ended December 31 ,
	2003	2002
	(In Thousands)
Balance at January 1	$159,796	$137,916
Less reinsurance recoverables	1,552	473

Net balance at January 1	158,244	137,443

Incurred related to:
Current year	749,676	701,565
Prior years	(14,301)	(14,995)

Total incurred	735,375	686,570

Paid related to:
Current year	627,824	572,899
Prior years	119,700	92,870

Total paid	747,524	665,769

Net balance at December 31	146,095	158,244
Plus reinsurance recoverables	1,255	1,552

Balance at December 31	$147,350	$159,796

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $14.3 million and $15.0 million for the years ended December 31, 2003 and 2002, respectively.

7.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2003	2002	2001
		(In Thousands)
Current	$11,486	$9,072	$7,710
Deferred	(6,623)	703	(31)

Provision for income taxes on income before cumulative adjustments due to changes in accounting principles	4,863	9,775	7,679
Deferred income tax provision on cumulative adjustments due to changes in accounting principles			386

Total	$4,863	$9,775	$8,065

PLA - 23

The sources of PL&A’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2003	2002	2001
		(In Thousands)
Deferred policy acquisition costs	$4,170	$1,616	$266
Partnership income	2,144	284	(1,250)
Duration hedging	25	(984)	(1,071)
Deferred compensation	(106)	(102)	(476)
Investment valuation	(6,491)	622	2,158
Policyholder reserves	(6,801)	(239)	356
Other	436	(494)	372

Provision for deferred taxes	($6,623)	$703	$355

A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the statements of operations is as follows:

	Years Ended December 31,
	2003	2002	2001
		(In Thousands)
Provision for income taxes at the statutory rate	$6,766	$10,900	$10,587
Nontaxable investment income	(59)	(4)	(60)
Prior year taxes	(1,844)	(1,124)	(2,833)
Other		3	(15)

Provision for income taxes on income before cumulative adjustments due to changes in accounting principles	4,863	9,775	7,679
Deferred income tax provision on cumulative adjustments due to changes in accounting principles			386

Total	$4,863	$9,775	$8,065

PLA - 24

The deferred tax asset, net, included in other assets as of December 31, 2003 and 2002, is comprised of the following tax effected temporary differences:

	December 31,
	2003	2002
	(In Thousands)
Deferred tax assets
Policyholder reserves	$10,123	$3,322
Investment valuation	7,917	1,426
Deferred compensation	2,799	2,693
Duration hedging	2,185	2,210
Retirement benefits	1,078	1,067
Partnership income		937
Other		123

Total deferred tax assets	24,102	11,778

Deferred tax liabilities
Deferred policy acquisition costs	(4,756)	(586)
Partnership income	(1,207)
Other	(324)

Total deferred tax liabilities	(6,287)	(586)

Deferred tax asset from operations, net	17,815	11,192
Deferred taxes on other comprehensive income and other	(14,353)	(9,603)

Deferred tax asset, net	$3,462	$1,589

PLA - 25

8.	COMPREHENSIVE INCOME

PL&A displays comprehensive income and its components on the statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes.

	Years Ended December 31,
	2003	2002	2001
	(In Thousands)
Gross holding gain (loss):
Holding gain (loss) on securities available for sale	$(6,933)	$12,498	$7,117
Holding gain (loss) on derivatives	1,421	3,873	(860)
Income tax (expense) benefit	1,913	(5,783)	(2,137)
Reclassification adjustment:
Realized (gain) loss on sale of securities available for sale	19,243	4,102	(3,153)
Realized gain on derivatives	(151)	(55)
Provision for income tax (benefit)	(6,626)	(1,430)	1,077
Allocation of holding loss to deferred policy acquisition costs	358
Provision for income tax benefit	(125)

Total	$9,100	$13,205	$2,044

9.	SEGMENT INFORMATION

PL&A has three operating segments: Group Insurance, Institutional Products and Annuities. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third-party administrators.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. The Institutional Products segment also offers structured settlement annuities through a nationwide network of brokers.

The Annuities segment offers variable annuities to individuals and small businesses through National Association Securities Dealers firms, regional and national wirehouses, and financial institutions.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets and the operations supporting the sale of the variable universal life and term insurance products.

PL&A uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

PLA - 26

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

PL&A generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of PL&A’s assets are located in the United States.

Depreciation expense and capital expenditures are substantially all attributable to the Group Insurance segment. Depreciation expense during the years ended December 31, 2003, 2002 and 2001 were $1.4 million, $1.9 million and $1.8 million, respectively. Capital expenditures during the years ended December 31, 2003, 2002 and 2001 were $1.9 million, $4.1 million and $2.5 million, respectively.

The following is segment information as of and for the year ended December 31, 2003:

	Group	Institutional		Corporate
	Insurance	Products	Annuities	and Other	Total
	(In Thousands)
REVENUES
Insurance premiums	$918,664	$92,945		$(314)	$1,011,295
Policy fees		1,155	$1,294	2,346	4,795
Net investment income	21,305	36,417	2,338	(868)	59,192
Net realized investment loss	(5,140)	(12,801)		(194)	(18,135)
Other income	1,074	8	567	61	1,710

Total revenues	935,903	117,724	4,199	1,031	1,058,857

BENEFITS AND EXPENSES
Policy benefits	718,307	106,676	1	191	825,175
Interest credited		2,611	2,752	114	5,477
Commission expenses	63,949	3,440	375	813	68,577
Operating expenses	123,380	1,839	13,471	1,605	140,295

Total benefits and expenses	905,636	114,566	16,599	2,723	1,039,524

Income (loss) before provision for income taxes (benefit)	30,267	3,158	(12,400)	(1,692)	19,333
Provision for income taxes (benefit)	10,263	1,105	(4,367)	(2,138)	4,863

Net income (loss)	$20,004	$2,053	$(8,033)	$446	$14,470

Total assets	$432,574	$395,402	$269,791	$121,769	$1,219,536
Deferred policy acquisition costs		1,379	15,368	4,276	21,023
Separate account assets			153,265	13,412	166,677
Policyholder and contract liabilities	192,001	339,767	118,000	3,203	652,971
Separate account liabilities			153,265	13,412	166,677

PLA - 27

The following is segment information as of and for the year ended December 31, 2002:

	Group	Institutional		Corporate
	Insurance	Products	Annuities	and Other	Total
			(In Thousands)
REVENUES
Insurance premiums	$880,354	$132,733		($76)	$1,013,011
Policy fees		1,571	$71	749	2,391
Net investment income	20,850	13,931	35	(3,197)	31,619
Net realized investment gain (loss)	(524)	28		(2,767)	(3,263)
Other income	1,409		33	31	1,473

Total revenues	902,089	148,263	139	(5,260)	1,045,231

BENEFITS AND EXPENSES
Policy benefits	679,543	139,023	2	(2)	818,566
Interest credited		3,549	84	22	3,655
Commission expenses	60,644	5,337	54	(1,826)	64,209
Operating expenses	117,752	1,381	5,489	3,035	127,657

Total benefits and expenses	857,939	149,290	5,629	1,229	1,014,087

Income (loss) before provision for income taxes (benefit)	44,150	(1,027)	(5,490)	(6,489)	31,144
Provision for income taxes (benefit)	15,473	(359)	(1,922)	(3,417)	9,775

Net income (loss)	$28,677	($668)	($3,568)	($3,072)	$21,369

Total assets	$435,676	$282,516	$32,044	$141,528	$891,764
Deferred policy acquisition costs		1,029	2,146	3,620	6,795
Separate account assets			20,181	5,785	25,966
Policyholder and contract liabilities	211,993	252,701	15,481	1,691	481,866
Separate account liabilities			20,181	5,785	25,966

PLA - 28

The following is segment information for the year ended December 31, 2001:

	Group	Institutional	Corporate
	Insurance	Products	and Other	Total
		(In Thousands)
REVENUES
Insurance premiums	$636,685	$52,580	($18)	$689,247
Policy fees			1,415	1,415
Net investment income	13,552	7,308	7,041	27,901
Net realized investment gain (loss)	2,164	2,695	(382)	4,477
Other income	1,876			1,876

Total revenues	654,277	62,583	8,056	724,916

BENEFITS AND EXPENSES
Policy benefits	487,998	54,422	3	542,423
Interest credited		3,398		3,398
Commission expenses	41,735	2,181	741	44,657
Operating expenses	101,238	2,203	748	104,189

Total benefits and expenses	630,971	62,204	1,492	694,667

Income before provision for income taxes	23,306	379	6,564	30,249
Provision for income taxes	6,510	133	1,036	7,679

Income before cumulative adjustments due to changes in accounting principles	16,796	246	5,528	22,570
Cumulative adjustments due to changes in accounting principles, net of taxes	717			717

Net income	$17,513	$246	$5,528	$23,287

10.	EMPLOYEE BENEFIT PLANS

PL&A permits eligible employees to participate in a defined benefit pension plan provided by Pacific Life. Pacific Life allocates amounts to PL&A based on a percentage of salaries. PL&A’s share of net expense was $2.0 million, $1.6 million and $1.4 million for the years ended December 31, 2003, 2002 and 2001, respectively.

PL&A permits certain employees to defer a portion of cash compensation under a deferred compensation plan provided by Pacific Life. PL&A’s expense for this plan amounted to $0.3 million, $0.5 million and $0.6 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

PL&A participates in a defined benefit health care plan and a defined benefit life insurance plan (the Plans) provided by Pacific Life. The Plans provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time.

PL&A permits eligible employees to participate in a defined contribution plan provided by Pacific Life. Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal

PLA - 29

Revenue Code covering all eligible employees. Pacific Life’s RISP matches 75% of each employee’s contribution, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). The ESOP provides shares of Pacific LifeCorp common stock, Pacific Life’s immediate parent, to eligible employees. PL&A’s share of net expense was $1.7 million, $2.1 million and $1.5 million for the years ended December 31, 2003, 2002 and 2001, respectively.

11.	TRANSACTIONS WITH AFFILIATES

PL&A provides underwriting and administrative services for Pacific Life’s group life and health insurance under an administrative services agreement. Fees earned under this agreement were $8.2 million, $8.7 million and $9.1 million for the years ended December 31, 2003, 2002 and 2001, respectively. Pacific Life also provides investment and administrative services for PL&A under a separate administrative services agreement. Charges for these services were $38.8 million, $18.4 million and $18.5 million for the years ended December 31, 2003, 2002 and 2001, respectively. Net amounts due to Pacific Life as of December 31, 2003 and 2002 were $4.9 million and $2.4 million, respectively.

In June 2003, PL&A entered into an agreement with Pacific Life to borrow up to $20 million at variable interest rates. PL&A did not utilize this borrowing facility during 2003.

12.	COMMITMENTS AND CONTINGENCIES

PL&A has outstanding commitments to make investments primarily in fixed maturity securities, limited partnerships and other investments as follows (In Thousands):

Years Ending December 31:
2004	$11,476
2005 through 2008	18,721
2009 and thereafter	2,989

Total	$33,186

PL&A leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $4.5 million, $3.5 million and $3.5 million for the years ended December 31, 2003, 2002 and 2001, respectively. Aggregate minimum future commitments are as follows (In Thousands)’.

Years Ending December 31 :
2004	$5,760
2005 through 2008	20,161
2009 and thereafter	18,420

Total	$44,341

PL&A provides routine indemnifications relating to lease agreements with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against PL&A related to such matters is not likely to have a material adverse effect on the financial position or results of operations of PL&A.

PL&A is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the financial position or results of operations of PL&A.

PLA - 30

PL&A operates in a business environment, which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, PL&A may have to sell assets prior to their maturity and realize losses. PL&A controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, certain of PL&A’s products include contractual provisions limiting withdrawal rights. PL&A’s GIC liabilities are not generally subject to surrender and can only be surrendered after a market value adjustment.

PL&A’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by PL&A may default or that other parties may not be able to pay amounts due to PL&A. PL&A manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

PL&A is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. PL&A manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, PL&A does not anticipate nonperformance by the counterparties. PL&A determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.

PL&A’s group health insurance is subject to varying levels of regulation. The United States Congress has, from time to time, considered various health care proposals and several states have enacted health care reform legislation. Although it is not possible to predict what changes may be adopted at the state or Federal level, certain changes could have a negative impact upon the group health business of PL&A.

PL&A is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to PL&A. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on PL&A’s life insurance or annuity products.

13.	SUBSEQUENT EVENT

On November 29, 2004, PL&A and Pacific Life signed a definitive agreement (Agreement) to sell their group insurance businesses to PacifiCare Health Systems, Inc. (PacifiCare). The proposed transaction is structured as a coinsurance arrangement that is expected to close in early 2005, contingent upon certain closing conditions, including required regulatory approvals. After the transaction closes, PL&A and Pacific Life will cede to PacifiCare future premiums received for their existing group insurance businesses and PacifiCare will assume future claim liabilities. PacifiCare will also obtain renewal rights for the existing business as of the closing date.

PL&A’s group insurance business (Group Business) is identified as an operating segment in Note 9. The Group Business had revenues of $935.9 million, $902.1 million and $654.3 million, benefits and expenses of $905.6 million, $857.9 million and $631.0 million and net income of $20.0 million, $28.7 million and $17.5 million during the years ended December 31, 2003, 2002 and 2001, respectively. The Group Business had total assets of

PLA - 31

$432.6 million and $435.7 million and policyholder and contract liabilities of $192.0 million and $212.0 million as of December 31, 2003 and 2002, respectively.

Although the purchase price is contingent upon certain factors, as defined in the Agreement, PL&A and Pacific Life do not anticipate incurring a net loss as a result of this transaction. Following the transaction, PL&A will continue to operate and develop its other businesses, which are described in Note 9.

PLA - 32

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C. OTHER INFORMATION

Item 27. Exhibits

(1)	(a)	Minutes of Action of Board of Directors of PM Group Life Insurance Company (PL&A) dated July 1, 1998[1]

	(b)	Memorandum Establishing Separate Account[1]

(2)	Inapplicable

(3)	(a)	Form of Distribution Agreement Between PL&A and Pacific Mutual Distributors, Inc.[3]

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers[3]

(4)	(a)	Flexible Premium Variable Life Insurance Policy[3]

	(b)	Annual Renewable Term Rider (Form R98-ART NY)[3]

	(c)	Accelerated Living Benefit Rider (Form R92-ABR NY)[1]

	(d)	Spouse Term Rider (Form R98-SPT NY)[3]

	(e)	Children’s Term Rider (Form R84-CT NY)[3]

	(f)	Waiver of Charges (Form R98-WC NY)[3]

	(g)	Accidental Death Benefit (Form R84-AD NY)[3]

	(h)	Guaranteed Insurability Rider (Form R93-GI NY)[3]

	(i)	Disability Benefit Rider (Form R84-DB NY)[3]

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire[4]

(6)	(a)	Bylaws of PL&A1

	(b)	Articles of Incorporation of PM Group Life Insurance Company[1]

	(c)	Amended & Restated Articles of Incorporation for PM Group Life Insurance Company[1]

(7)	Form of Reinsurance Contract[7]

(8)	(a) Form of Participation Agreement between PL&A and Pacific Select Fund[3]

(b) Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life)[2]

(c) Addendum to Participation Agreement between Pacific Life & Annuity Company and Pacific Select Fund 8/14/00[5]

(d) Addendum to Participation Agreement between Pacific Life & Annuity Company and Pacific Select Fund 12/22/00[5]

(e) Addendum to Participation Agreement between Pacific Life & Annuity Company and Pacific Select Fund 1/1/02[6]

(f) M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company[8]

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of PL&A as to legality of Policies being registered[1]

(12)	Inapplicable

(13)	Inapplicable

(14)	(a) Consent of Independent Registered Public Accounting Firm

(b) Consent of Dechert[1]

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures[1]

(18)	Powers of Attorney[6]

[1]	Filed as part of Registration Statement on Form S-6 via EDGAR on June 16, 1999, File No. 333-80825, Accession Number 0001017062-99-001158.

[2]	Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on September 22, 1999, File No. 333-80825, Accession Number 0001017062-99-001625.

[3]	Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

[4]	Filed as part of Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 via EDGAR on February 28, 2001, File No. 333-80825, Accession Number 0001017062-01-000444.

[5]	Filed as part of Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 via EDGAR on May 1, 2001, File No. 333-80825, Accession Number 0001017062-01-500161.

[6]	Filed as part of Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 via EDGAR on April 22, 2002, File No. 333-80825, Accession Number 0001017062-02-000726.

[7]	Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on February 21, 2003, File No. 333-80825, Accession No. 0001017062-03-000294.

[8]	Filed as part of Post-Effective Amendment No. 14 to the Registration Statement on Form N-6 filed via EDGAR on January 26, 2004, File No. 333-80825, Accession No. 0001193125-04-008927.

Item 28. Directors and Officers of Pacific Life & Annuity Company

Name and Address	Positions and Offices with Pacific Life

Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Glenn S. Schafer	Director and President
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Brian D. Klemens	Vice President and Treasurer
Edward R. Byrd	Vice President, Controller and Chief Accounting Officer
James T. Morris	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life & Annuity Company or Pacific Select Exec Separate Account.

The following is an explanation of the organization chart of Pacific Life & Annuity Company’s subsidiaries:

PACIFIC LIFE & ANNUITY COMPANY, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

Pacific Life & Annuity Company is an Arizona Stock Life Insurance Company wholly-owned by Pacific Life Insurance Company (a California Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware StockHolding Company) which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life & Annuity Company hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life & Annuity Company or the Separate Account. Pacific Life & Annuity Company shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life & Annuity Company be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life & Annuity Company, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life & Annuity Company and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life & Annuity Company, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life & Annuity Company or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life & Annuity Company, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 31. Principal Underwriters

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account A, Separate Account B and Pacific Select Fund.

Name	Positions and Offices with Underwriter

Edward R. Byrd	Director, VP Chief Financial Officer
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Adrian S. Griggs	VP
M. Kathleen Hunter	VP
Brian D. Klemens	VP, Treasurer
Audrey L. Milfs	VP, Secretary
S. Kendrick Dunn	AVP, Compliance

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Compensation from the Registrant.

(3)
Compensation on
(1)	(2)	Events Occasioning	(4)	(5)
Name of	Net Underwriting	the Deduction of a	Brokerage	Other
Principal Underwriter	Discounts and Commissions	Deferred Sales Load	Commissions	Compensation

PSD	N/A	N/A	N/A	N/A

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life & Annuity Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 20th day of December, 2004.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

BY:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:

Thomas C. Sutton*
Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in Post Effective Amendment No. 8 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-80825, Accession No. 0001017062-02-000726, and incorporated by reference herein.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Pacific Life & Annuity Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 20th day of December, 2004.

BY: PACIFIC LIFE & ANNUITY COMPANY
(Registrant)

By:

Thomas C. Sutton*
Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-80825, Accession No. 0001017062-02-000726, and incorporated by reference herein.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Thomas C. Sutton*	Director, Chairman of the Board and Chief Executive Officer	, 2004

Glen S. Schafer*	Director and President	, 2004

Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	, 2004

David R. Carmichael*	Director, Senior Vice President and General Counsel	, 2004

Audrey L. Milfs*	Director, Vice President and Secretary	, 2004

James T. Morris*	Executive Vice President	, 2004

Brian D. Klemens*	Vice President and Treasurer	, 2004

*By:	/s/ DAVID R. CARMICHAEL	December 20, 2004

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-80825, Accession No. 0001017062-02-000726, and incorporated by reference herein.)